SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported)

February 10, 2004

WARWICK COMMUNITY BANCORP, INC.

(Exact name of Registrant as specified in its Charter)

Delaware	000-23293	06-1497903
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification Number)

18 Oakland Avenue, Warwick, New York	10990-0591
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (845) 986-2206

N/A

(Former name or former address, if changed since last report)

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ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On February 10, 2004, the Registrant issued its earnings press release for the quarterly period ending December 31, 2003 and the fiscal year ended 2003. A copy of the press release, including unaudited condensed financial information released as a part thereof, is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated by reference herein.

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SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

WARWICK COMMUNITY BANCORP, INC.
Date: February 10, 2004	By: /s/ Fred G. Kowal Fred G. Kowal Chairman and Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated Febraury 10, 2004